SIX CIRCLES FUNDS

Six Circles Ultra Short Duration Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Six Circles Global Bond Fund

Six Circles Tax Aware Bond Fund

Six Circles Credit Opportunities Fund

(each a series of Six Circles Trust)

Supplement dated October 2, 2024

to the Statement of Additional Information Part I dated April 30, 2024, as amended

On September 10, 2024, the Board of Trustees of the Six Circles Trust (the “Trust”) approved an Amendment to the Interim Investment Sub-Advisory Agreement between JPMorgan Private Investments Inc., the Funds’ Adviser, and Russell Investments Implementation Services, LLC.

As such, effective immediately, the first paragraph under “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS — Sub-Advisers and Sub-Sub-Advisers” section of the Statement of Additional Information Part I is hereby deleted and replaced with the following:

Sub-Advisers and Sub-Sub-Advisers

BlackRock, Goldman and PIMCO serve as Sub-Advisers to the Ultra Short Duration Fund. Insight, Goldman and PIMCO serve as Sub-Advisers to the Tax Aware Ultra Short Duration Fund. BlackRock also serves as Sub-Adviser to the U.S. Unconstrained Equity Fund and the International Unconstrained Equity Fund. BlackRock, PIMCO and PGIM serve as Sub-Advisers to the Global Bond Fund. BIL, BSL and PGIML serve as Sub-Sub-Advisers to the Global Bond Fund. Capital, Nuveen, Allspring and BlackRock serve as Sub-Advisers to the Tax Aware Bond Fund. BlackRock, PGIM, Lord Abbett, RBC GAM (UK), Muzinich and PIMCO serve as Sub-Advisers to the Credit Opportunities Fund. RIIS provides stand-by interim sub-advisory services for each of the Funds, to be utilized on an as needed basis in certain transitional circumstances involving a Fund Sub-Adviser. BIL, PGIML and RBC GAM (US) serve as Sub-Sub-Advisers to the Credit Opportunities Fund. Each of BlackRock, Insight, Goldman, PIMCO, PGIM, BIL, BSL, PGIML, Capital, Nuveen, Allspring, Lord Abbett, RBC GAM (UK), RBC GAM (US), Muzinich and RIIS is independent of the Adviser. All Sub-Advisers discharge their responsibilities subject to the policies of the Trustees and the supervision of the Adviser. The Sub-Advisers are each paid a monthly fee equal to a percentage of the daily net assets of the Fund allocated to each Sub-Adviser, respectively, except that RIIS is paid a minimum per fund annual flat fee and/or a monthly fee equal to a percentage of daily net assets to the extent assets are allocated to RIIS as interim Sub-Adviser. The Sub-Sub-Advisers are each paid a fee from the Sub-Adviser that it has entered into a sub-sub-advisory agreement with.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.